UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Southwestern Energy Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2350 N. Sam Houston Parkway East, Suite 125
Houston, Texas 77032
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON
MAY 17, 2011
     Under the Securities and Exchange Commission rules, the proxy materials that you receive by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials or cast your vote. The items to be voted on and location of the annual meeting are shown below. Your vote is important!
MEETING INFORMATION

Meeting Type:	Annual Meeting
For holders as of:	March 25, 2011
Date:	May 17, 2011
Time:	11:00 AM CDT
Location:	Hilton North Houston
(Greenspoint) Hotel
12400 Greenspoint Drive
Houston, TX 77060
     You are receiving this communication because you hold shares in Southwestern Energy Company.
     This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that have been sent to you or are available to you on the Internet. You may view the proxy materials online at www.envisionreports.com/swn or easily request a paper copy. A request for an e-mail or a physical copy of the proxy materials must be received no later than May 3, 2011.
www.envisionreports.com/swn
Easy Online Access — A Convenient Way to View Proxy Materials and Vote!
When you go online to view materials, you can also vote your shares.

Step 1:	Go to www.envisionreports.com/swn to view the proxy statement, which contains details of the proposals to be voted on, and the annul report.

Step 2:	Click the “Vote” Section.

Step 3:	Follow the instructions on the screen to log in.

Step 4:	Make your selection as instructed on each screen to select delivery preferences and Vote.

The proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors

Nominees:

Lewis E. Epley, Jr.

Robert L. Howard

Greg D. Kerley

Harold M. Korell

Vello A. Kuuskraa

Kenneth R. Mourton

Steven L. Mueller

Charles E. Scharlau

Alan H. Stevens

2.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

3.	Advisory vote on Executive Compensation.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
4.	Advisory vote on frequency of say-on-pay votes.
The Board of Directors recommends that you vote FOR the following proposal:
5.	Amendment to the Company’s amended and restated by-laws to reduce the ownership threshold for Stockholders to call special meeting of the stockholders.
The Board of Directors recommends that you vote AGAINST the following proposal:
6.	Stockholder proposal for a political contributions and expenditures report.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 17, 2011
SOUTHWESTERN ENERGY COMPANY
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 25, 2011
Date: May 17, 2011           Time: 11:00 AM CDT

Location:	Hilton North Houston (Greenspoint) Hotel 12400 Greenspoint Drive Houston, Texas 77060
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
  See the reverse side of this notice to obtain proxy materials and voting instructions.

Internal Use Only
— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.  Annual Report             2.  Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow →   XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →   XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you
vote FOR the following:
1.	Election of Directors
Nominees

01 Lewis E. Epley, Jr.	02 Robert L. Howard	03 Greg D. Kerley	04 Harold M. Korell	05 Vello A. Kuuskraa
06 Kenneth R. Mourton	07 Steven L. Mueller	08 Charles E. Scharlau	09 Alan H. Stevens
The Board of Directors recommends you vote FOR the following proposal (s):

2	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

3	Advisory vote on Executive Compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4	Advisory vote on frequency of say-on-pay votes.

The Board of Directors recommends you vote FOR the following proposal (s):

5	Amendment to the Company’s amended and restated by-laws to reduce the ownership threshold for Stockholders to call special meeting of stockholders.

The Board of Directors recommends you vote AGAINST the following proposal (s):

6	Stockholder Proposal for a political contributions and expenditures report.

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Broadridge Internal Use Only
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Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE:	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #